UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2005
BURLINGTON RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9971	91-1413284
(State or other Jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

717 Texas Avenue, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
713-624-9000
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)

Item 7.01 Regulation FD Disclosure and Item 2.02 Results of Operations and Financial Condition.
On October 27, 2005, Burlington Resources Inc. issued a press release announcing its earnings for its third quarter of fiscal year 2005. The information set forth in the release under the heading “2005 Outlook” shall be deemed furnished pursuant to Item 7.01. Information set forth in the release other than that deemed furnished pursuant to Item 7.01, as described above, shall be deemed furnished pursuant to Item 2.02. A copy of the news release is furnished herewith as Exhibit 99.1.
The information furnished under Items 7.01 and 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
The following is furnished as an exhibit to this report:
99.1 Press Release of Burlington Resources Inc. dated October 27, 2005.

SIGNATURE
             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON RESOURCES INC.
Date: October 27, 2005	By:	/s/ Frederick J. Plaeger II
		Name:	Frederick J. Plaeger II
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Burlington Resources Inc. dated October 27, 2005.